UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2022

PROVIDENT ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39860	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 11C/D, Kimley Commercial Building
142 – 146 Queen’s Road Central
Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 2467 0338

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	PAQC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PAQCW	Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PAQCU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “Provident” refers to Provident Acquisition Corp., a Cayman Islands exempted company with limited liability. “Perfect” refers to Perfect Corp., a Cayman Islands exempted company with limited liability. Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the definitive proxy statement/prospectus, initially filed with the Securities Exchange Commission on September 30, 2022 by Provident and as amended or supplemented from time to time (the “Proxy Statement/Prospectus”), and such definitions are incorporated herein by reference.

As previously announced, on March 3, 2022, Provident entered into an Agreement and Plan of Merger with Perfect, Beauty Corp., an exempted company incorporated with limited liability under the laws of Cayman Islands and a wholly-owned subsidiary of Perfect (“Merger Sub 1”) and Fashion Corp., an exempted company incorporated with limited liability under the laws of Cayman Islands and a wholly-owned subsidiary of Perfect (“Merger Sub 2”), and on September 16, 2022, Provident entered into the First Amendment to Agreement and Plan of Merger with Perfect, Merger Sub 1 and Merger Sub 2 (collectively, the “Business Combination Agreement”).

On October 25, 2022, Provident held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), during which Provident’s shareholders considered, approved and adopted the proposal to approve the Business Combination (as defined below) and the other proposals related thereto as described in the Proxy Statement/Prospectus. In connection with the Business Combination, holders of 21,651,203 Provident’s Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.07 per share, for an aggregate redemption amount of approximately $218,098,406.

On October 27, 2022, certain investors (the “PIPE Investors”) completed the subscription of 5,000,000 Class A ordinary shares of Provident, par value $0.0001 per share (“Provident Class A Ordinary Shares”) at $10.00 per share for an aggregate subscription price of $50,000,000, pursuant to certain subscription agreements previously entered into among the PIPE Investors, Provident and Perfect (the “PIPE Investment”).

Additionally, on October 27, 2022, certain investors (the “FPA Investors”) completed the subscription of 5,500,000 Provident Class A ordinary Shares, and 2,750,000 warrants to purchase Provident Class A Ordinary Shares in consideration for an aggregate purchase price of $55,000,000, pursuant to certain forward purchase agreements previously entered into among the FPA Investors and Provident (the “FPA Investment”).

On October 28, 2022 (the “Closing Date”), pursuant to the Business Combination Agreement, (i) Merger Sub 1 merged with and into Provident (the “First Merger”), with Provident surviving the First Merger as a wholly-owned subsidiary of Perfect, and (ii) immediately after the consummation of the First Merger, Provident (as the surviving company of the First Merger) merged with and into Merger Sub 2 (the “Second Merger”), with Merger Sub 2 surviving the Second Merger as a wholly-owned subsidiary of Perfect (the “Business Combination”).

On the Closing Date, immediately prior to the effective time of the First Merger (the “First Merger Effective Time”), (i) the Sixth Amended and Restated Memorandum and Articles of Association of Perfect became effective, and (ii) Perfect effected a share combination such that each common share of Perfect, par value $0.10 per share, and each preferred share of Perfect, par value $0.10 per share, was consolidated into a number of shares based on a combination factor provided under the Business Combination Agreement, and upon such share combination, each resulting share was repurchased and cancelled in exchange for the issuance of one Class A ordinary shares of Perfect, par value $0.10 per share (the “Perfect Class A Ordinary Share”) (where the holder thereof was not DVDonet.com. Inc., Golden Edge Co., Ltd., World Speed Company Limited or Alice H. Chang (each, a “Founder Party”)), or one Class B ordinary shares of Perfect, par value $0.10 per share (together with the Perfect Class A Ordinary Shares, the “Perfect Ordinary Shares”) (where the holder thereof was a Founder Party).

Pursuant to the Business Combination Agreement, (i) immediately prior to the First Merger Effective Time, each Class B ordinary shares of Provident, par value $0.0001 per share, outstanding immediately prior to the First Merger Effective Time was automatically converted into one Provident Class A Ordinary Share in accordance with the amended and restated memorandum and articles of association of Provident, and, after giving effect to such automatic conversion, (ii) at the First Merger Effective Time and as a result of the First Merger, (a) each issued and outstanding Provident Class A Ordinary Share, including each of the Provident Class A Ordinary Shares issued in the PIPE Investment and the FPA Investment, was cancelled in exchange for the right to receive one Perfect Class A Ordinary Share, and (b) each outstanding and unexercised warrant of Provident included in the units sold to the public in connection with Provident’s initial public offering, each issued and outstanding warrant of Provident sold to Provident Acquisition Holdings Ltd., a Cayman Islands exempted company with limited liability (the “Sponsor”), in a private placement in connection with Provident’s initial public offering, and each warrant issued in the FPA Investment (collectively, the “Provident Warrants”), was converted into a corresponding warrant exercisable for Perfect Class A Ordinary Shares.

The Perfect Class A Ordinary Shares and warrants of Perfect are expected to begin trading on the New York Stock Exchange under the symbols “PERF” and “PERF WS,” respectively, on October 31, 2022.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement, which is attached hereto as Exhibit 2.1 and Exhibit 2.2 and incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note above is incorporated into this Item 1.01 by reference.

Assignment, Assumption and Amendment Agreement

Immediately prior to the consummation of the Business Combination, Perfect, Provident, and Continental Stock Transfer & Trust Company (“Continental”) entered into an assignment, assumption and amendment agreement (the “Assignment, Assumption and Amendment Agreement”), pursuant to which Provident assigned to Perfect all of its rights, interests, and obligations in and under the Warrant Agreement, dated January 7, 2021, by and between Provident and Continental, and the terms and conditions of such Warrant Agreement were amended and restated to, among other things, reflect the assumption of the Provident Warrants by Perfect as described above.

The foregoing description of the Assignment, Assumption and Amendment Agreement and the rights and restrictions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Assignment, Assumption and Amendment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Perfect Shareholder Lock-Up Agreement

On the Closing Date, Perfect, Provident and certain shareholders of Perfect (the “Perfect Lock-Up Shareholders”) entered into a Lock-Up Agreement (the “Perfect Shareholder Lock-Up Agreement”), pursuant to which each Perfect Lock-Up Shareholder agreed not to transfer (i) any Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the effective time of the Second Merger (the “Second Merger Effective Time”), (ii) any Perfect Ordinary Shares issuable upon the exercise of options or warrants to purchase Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the Second Merger Effective Time (along with such options or warrants themselves), (iii) any Perfect Ordinary Shares acquirable upon the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the Second Merger Effective Time (along with such securities themselves) and (iv) any Shareholder Earnout Shares (as defined in the Business Combination Agreement) to the extent issued pursuant to the Business Combination Agreement ((i) through (iv) collectively, the “Perfect Shareholder Locked-Up Shares”) during the applicable lock-up period, subject to customary exceptions. For each Perfect Lock-Up Shareholder who is not CyberLink International Technology Corp., a Founder Party, Louis Chen or Johnny Tseng, the applicable lock-up period is six months from and after the Closing Date. For each of Cyberlink International Technology Corp., Founder Parties, Louis Chen and Johnny Tseng, the applicable lock-up period is 12 months from and after the Closing Date.

The foregoing description of the Perfect Shareholder Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Perfect Shareholder Lock-Up Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, Perfect, Sponsor and certain shareholders of Perfect entered into a registration rights agreement (the “Registration Rights Agreement”) containing customary registration rights for Sponsor and the shareholders of Perfect who are parties thereto.

As the result of the entry into the Registration Rights Agreement, certain Registration Rights Agreement, dated January 7, 2021, among Provident, the Sponsor and certain security holders of Provident, was terminated on the Closing Date.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note above is incorporated into this Item 1.02 by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the following material agreements of Provident terminated in accordance with their terms:

(i) certain Investment Management Trust Agreement, dated as of January 7, 2021, by and between Provident and Continental, pursuant to which Continental invested the proceeds of Provident’s initial public offering in a trust account; and

(ii) certain Administrative Services Agreement, dated as of January 7, 2021, between Provident and the Sponsor, pursuant to which the Sponsor provided Provident with office space, secretarial and administrative services for up to $10,000 per month.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note above is incorporated into this Item 2.01 by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note above is incorporated into this Item 3.01 by reference.

In connection with the consummation of the Business Combination, on the Closing Date, Provident notified the Nasdaq Stock Exchange LLC (“Nasdaq”) that the Business Combination had been consummated and that the outstanding Provident Class A Ordinary Shares and Provident Warrants had been converted into Perfect Class A Ordinary Shares and Perfect’s warrants, respectively. On October 28, 2022, a Form 25 was filed to delist Provident Class A Ordinary Shares, Provident Warrants and Provident’s units from the Nasdaq, thereby commencing the process of delisting Provident Class A Ordinary Shares, Provident Warrants and Provident’s units from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 above and Item 5.01 below is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 above is incorporated into this Item 5.01 by reference.

As a result of the consummation of the Business Combination, a change in control of Provident occurred. At the First Merger Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub 1 and Provident became the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Provident (as the surviving entity of the First Merger). At the Second Merger Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Provident (as the surviving entity of the First Merger) and Merger Sub 2 became the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub 2 (as the surviving entity of the Second Merger), which is a wholly-owned subsidiary of Perfect.

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note above is incorporated into this Item 5.02 by reference.

Pursuant to the Business Combination Agreement, each of Provident’s officers and directors forthwith resigned and ceased to serve as an officer or director of Provident with effect as of immediately before the First Merger Effective Time. These resignations were not a result of any disagreement between Provident and its officers and directors on any matter relating to Provident’s operations, policies or practices.

Item 8.01.	Other Events.

On October 28, 2022, Provident and Perfect issued a joint press release announcing the closing of the Business Combination. The press release is attached hereto as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

(d)  Exhibits

Exhibit No.	Description
2.1##	Agreement and Plan of Merger, dated as of March 3, 2022, by and among Provident Acquisition Corp., Perfect Corp., Beauty Corp., and Fashion Corp. (incorporated by reference to Annex A to the Proxy Statement/Prospectus).
2.2	First Amendment to Agreement and Plan of Merger, dated as of September 16, 2022, by and among Provident Acquisition Corp., Perfect Corp., Beauty Corp., and Fashion Corp. (incorporated by reference to Annex A-1 to the Proxy Statement/Prospectus).
10.1	Assignment, Assumption and Amendment Agreement, dated as of October 28, 2022, by and among Provident Acquisition Corp., Perfect Corp. and Continental Stock Transfer & Trust Company.
10.2	Perfect Shareholder Lock-Up Agreement, dated as of October 28, 2022, by and among Provident Acquisition Corp., Perfect Corp. and certain shareholders of Perfect Corp.
10.3	Registration Rights Agreement, dated as of October 28, 2022, by and among Perfect Corp., Provident Acquisition Holdings Ltd., and certain shareholders of Perfect Corp.
99.1	Press Release dated October 28, 2022.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

## The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Provident hereby undertakes to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request; provided, however, that Provident may request confidential treatment for any such schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2022

PROVIDENT ACQUISITION CORP.

By:	/s/ Michael Aw
Michael Aw
Chief Executive Officer

[Signature Page to Form 8-K]